EXHIBIT 99.4


                         Environmental Escrow Agreement

        THIS ENVIRONMENTAL ESCROW AGREEMENT (the "Agreement") is made and entered into this 8th day of October, 2004, by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Seller"); CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Buyer"); and CHICAGO TITLE AND TRUST COMPANY ("Escrow Agent").

                              W I T N E S S E T H:

        A. Seller and Buyer have executed and delivered that certain Purchase Agreement dated August 2, 2004, pursuant to which Seller agreed to convey certain land and improvements to Buyer, all as more particularly described therein. Such Purchase Agreement, as same may have been amended, is hereinafter referred to as the "Disposition Agreement." Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings assigned thereto in the Disposition Agreement.

        B. In the course of its due diligence, Seller identified the following Properties which require environmental remediation in order to obtain a No Further Remediation Letter ("NFR Letter") from the Illinois Environmental Protection Agency ("IEPA") or a Certificate of Completion ("Certificate of Completion") issued by the Indiana Department of Environmental Management
("IDEM") and a Covenant Not to Sue ("Covenant Not to Sue") issued by the Governor of Indiana: Chicago Enterprise Center, 13535 S. Torrence Avenue, Chicago, Illinois ("Chicago Enterprise Center"); Hammond Enterprise Center, 4507, 4531, and 4527 Columbia Avenue, Hammond, Indiana (the "Hammond Site"); and East Chicago Enterprise Center, 4407 Railroad Avenue, E. Chicago, Indiana (the "East Chicago Site") (collectively, the "Environmental Escrow Properties").

        C. Seller has agreed to deposit into escrow the sums described herein in order to pay for a portion of the remediation of the Environmental Escrow Properties as provided below and to secure Buyer's delivery of an NFR Letter issued by IEPA or Certificate of Completion issued by IDEM and Covenant Not to Sue issued by the Governor of Indiana for each Environmental Escrow Property, and the parties desire to enter into this Agreement for the purpose of holding and disbursing such funds in accordance with the terms of this Agreement.

        NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer, and Escrow Agent do hereby covenant and agree as follows:

        1. Environmental Escrow Properties. The following properties constitute the Environmental Escrow Properties under the terms of this Agreement:

               a. Chicago Enterprise Center. Seller, by and through its consultant, Carlson Environmental, Inc. ("CEI"), discovered contamination in the course of its due diligence for Seller, including extensive hazardous lead and other lead contamination, the presence of free product in three locations (between Building A-1 and C; the former slip area; and the former underground storage tank ("UST") farm west of Building C and south of Building A), and other contaminants of concern (e.g., polychlorinated biphenyls ("PCBs"), arsenic and chlorinated solvent analytes). CEI recommended obtaining an NFR Letter through the Illinois Site Remediation Program. Seller has disclosed to Buyer a Risk Assessment dated June 1999 and prepared by Foth & Van Dyke for Chicago Enterprise Center (hereinafter "Risk Assessment"). The Risk Assessment provides for a clean-up objective for lead of nine hundred parts per million ("900 ppm"). Seller agreed in the May 4, 2004 Letter of Intent, by and between the Parties, to fund an escrow account with two million nine hundred thousand dollars ($2,900,000.00) to fund Buyer's remediation of the Chicago Enterprise Center and Buyer's reasonable costs and expenses associated with obtaining an NFR Letter from the IEPA with respect to all known contamination for Chicago Enterprise Center. Buyer covenants and agrees (1) to remediate Chicago Enterprise Center as required to obtain the NFR Letter from the IEPA with respect to all known contamination, including, but not limited to, all Hazardous Substances as defined by CERCLA and identified in Removal Site Evaluation and Preliminary Assessment - Event Two Report - April, 1997 prepared by CEI with respect to Chicago Enterprise Center, (2) to commence such remediation not later than May 21, 2006, (3) to diligently pursue and complete such remediation within a reasonable period of time, and (4) to use good faith efforts to add Prime Group Realty, L.P., Prime Group Realty Trust, Enterprise Center VII, L.P., Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P., Kemper/Prime Industrial Partners, Illinois Tool Works Inc., Signode Corporation and USX Corporation as additional recipients of the NFR Letter and to cause the IEPA to furnish (or to furnish itself) all such parties with copies of the NFR Letter when issued.

               b. Hammond Site. In the course of its due diligence, Seller, by and through its consultant, Heritage Environmental Services LLC ("Heritage"), discovered contamination related to the presence of free product, lead, semi-volatile organic compounds ("SVOCs") and the presence of an underground storage tank ("UST"), among other issues. Groundwater monitoring, due to the presence of historical free product, is required to be conducted at the Hammond Site for one additional quarter. Seller agreed in the May 4, 2004 Letter of Intent, by and between the Parties, to fund an escrow account with up to one hundred thousand dollars ($100,000.00)(less amounts spent by Seller after May 4, 2004 and prior to Closing in connection with said remediation at the Hammond Site which amounts shall be subject to Buyer's review and approval of detailed invoices from Seller's environmental consultant) to fund Buyer's remediation of the Hammond Site and Buyer's reasonable costs and expenses associated with obtaining a Certificate of Completion issued by IDEM and Covenant Not to Sue issued by the Governor of Indiana for the Hammond Site.

               c. East Chicago Site. In the course of its due diligence, Seller, by and through its consultant, Heritage, discovered contamination related to the presence of elevated levels of TPH and the presence of an underground storage tank ("UST"), among other issues. Groundwater monitoring, due to the presence of elevated levels of petroleum products, is required to be conducted at the East Chicago Site for one additional quarter. In addition, IDEM has not approved the remedial action plan submitted by Heritage to address the elevated levels of TPH in the soils within two areas of the site. Seller agreed in the May 4, 2004 Letter of Intent, by and between the Parties, to fund an escrow account with up to one hundred sixty four thousand dollars ($164,000.00)(less amounts spent by Seller after May 4, 2004 and prior to Closing in connection with said remediation at the East Chicago Site which amounts shall be subject to Buyer's review and approval of detailed invoices from Seller's environmental consultant) to fund Buyer's remediation of the East Chicago Site and Buyer's reasonable costs and expenses associated with obtaining a Certificate of Completion issued by IDEM and Covenant Not to Sue issued by the Governor of Indiana for the East Chicago Site. During the course of its due diligence, Buyer identified free product at the East Chicago Site, as well as TPH levels in excess of fifty thousand parts per million (50,000 ppm). Buyer also identified the presence of PCBs, chlorinated solvents, and chromium within the site soils. Further, Buyer detected chrome in ground water beneath the Electro Coating Technologies tenant space. Seller has agreed to fund an escrow account with one million two hundred fifty thousand dollars ($1,250,000.00) to fund Buyer's remediation of the East Chicago Site to the extent required in order for Buyer to obtain a Certificate of Completion issued by IDEM and Covenant Not to Sue issued by the Governor of Indiana.

        2. Escrowed Funds.

        a. Seller has deposited with Escrow Agent an amount equal to THREE MILLION ONE HUNDRED SIXTY-FOUR THOUSAND DOLLARS ($3,164,000.00) (the "Escrow Amount") to pay for the remediation of the Environmental Escrow Properties to applicable industrial/commercial or construction worker remedial objectives and applicable groundwater standards as established under the applicable IEPA Tiered Approach to Corrective Action Objectives ("TACO") or the IDEM Risk Based Clean-Up Objectives (the "Remediation"), and the obtainment by Buyer of an NFR Letter from IEPA, or a Certificate of Completion issued by IDEM and a Covenant Not to Sue issued by the Governor of Indiana for each respective Environmental Escrow Property.

        b. Seller has also deposited with Escrow Agent an amount equal to ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000.00) (the "East Chicago Supplemental Escrow Amount") to pay for any Remediation of TPH, free product, PCBs, chlorinated solvents and chromium if and to the extent required by IDEM at the East Chicago Site in order to obtain a Certificate of Completion issued by IDEM and a Covenant Not to Sue issued by the Governor of Indiana, respectively. The East Chicago Supplemental Escrow Amount shall only be used in connection with the Remediation of TPH, free product, PCBs, chlorinated solvents and chromium if and to the extent required by IDEM. If (i) IDEM does not require Remediation of TPH, free product, PCBs, chlorinated solvents or chromium at the East Chicago Site in order to issue a Certificate of Completion, and (ii) the Governor of Indiana does not require Remediation of TPH, free product, PCBs, chlorinated solvents or chromium at the East Chicago Site in order to issue a Covenant Not to Sue, the East Chicago Supplemental Escrow Amount shall be promptly released to Seller.

        c. By its execution of this Agreement, Escrow Agent acknowledges receipt of the funds in an amount equal to the Escrow Amount and East Chicago Supplemental Escrow Amount (collectively, the "Escrowed Funds").

        3. Use of Escrowed Funds.

               a. Escrowed Funds. The Escrowed Funds shall be used by Buyer to remediate the Environmental Escrow Properties and to obtain the Certificates of Completion issued by IDEM and Covenants Not to Sue issued by the Governor of Indiana for the East Chicago Site and the Hammond Site and NFR Letter(s) from IEPA for Chicago Enterprise Center. Buyer shall diligently obtain the Certificates of Completion, Covenants Not to Sue and NFR Letters for each Environmental Escrow Property and shall diligently complete the Remediation at the Environmental Escrow Properties. Subject to the provisions of this Agreement, including, but not limited to, Section 1, the Remediation of the Environmental Escrow Properties is at the sole direction of Buyer.

               b. Environmental Escrow Properties - Seller's Liability. Buyer agrees that Seller's liability to Buyer under this Agreement for the Remediation of the Environmental Escrow Properties shall be limited to the Escrowed Funds. Notwithstanding the foregoing, this Section 3(b) shall in no manner limit or restrict Seller's obligations under the Disposition Agreement (subject to the terms and provisions contained therein).

               c. Use of Escrowed Funds. Buyer agrees to use the Escrowed Funds for the purposes set forth in Paragraph 3 (a)-(c) of this Agreement. Buyer may use the Escrowed Funds for costs associated with, but not necessarily limited to: filing, review, application, oversight and other fees and charges payable to IEPA or IDEM; all fees and charges invoiced by the contractors selected by Buyer and reasonably acceptable to Seller for services contemplated under this Agreement; laboratory charges; charges for disposal of hazardous or non-hazardous wastes in connection with such Remediation; and all reasonable fees and costs incurred by Buyer's counsel in connection with monitoring the Remediation or negotiating with IEPA or IDEM.

               d.  Release  of  Seller.   Buyer,   its  parents,   subsidiaries,
affiliates, divisions, shareholders, officers, directors, employees, agents, insurers, trustees, attorneys, representatives, successors and assigns do hereby fully and forever release, acquit and discharge Seller, Enterprise Center I, L.P, Enterprise Center II, L.P., Enterprise Center III, L.P., Enterprise Center IV, L.P. , East Chicago Enterprise Center Limited Partnership, Enterprise Center V, L.P., Enterprise Center VI, L.P., Hammond Enterprise Center Limited Partnership, Enterprise Center VII, L.P., Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P., Kemper/Prime Industrial Partners and each of their respective parents, subsidiaries, affiliates, divisions, shareholders, officers, directors, employees, agents, insurers, trustees, attorneys, representatives, successors and assigns (the "Seller Released Parties"), of and from any and all common law and statutory claims, demands, rights, liabilities, suits, set-offs, damages, actions or causes of action, attorney fees, or related costs or expenses incurred by Buyer, or its parent, subsidiaries, affiliates, divisions, shareholders, officers, directors, employees, agents, insurers, trustees, attorneys, representatives, successors and assigns, of whatsoever kind and nature, known or unknown, foreseen or unforeseen, matured or unmatured, accrued or unaccrued which are or may be based upon or related in any way to the investigation, assessment, presence or remediation of any Hazardous Materials at any Environmental Escrow Property. For purposes of this Agreement, "Hazardous Materials" shall mean any hazardous substance, pollutant, contaminant, or waste regulated under any federal, state or local statute, ordinance, regulation or rule relating to environmental quality, health, safety, contamination and clean-up, asbestos and asbestos-containing materials in any form; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under FIFRA; PCBs and other substances regulated under TSCA; source material, special nuclear material, byproduct materials, and any other radioactive materials or radioactive wastes however produced, regulated under the Atomic Energy Act or the Nuclear-Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. ss.1910.1200 et seq.; and industrial process and pollution control wastes whether or not hazardous within the meaning of RCRA. This release shall be contained in the special warranty deeds to be delivered at closing or included in a separate document and placed of record against the Environmental Escrow Properties. Notwithstanding the foregoing, this Section 3(d) shall in no manner limit or restrict Seller's obligations under the Disposition Agreement (subject to the terms and provisions contained therein).

               e. Release of Buyer. Upon Buyer's completion of its obligations set forth in this Agreement, Seller, its parents, subsidiaries, affiliates, divisions, shareholders, officers, directors, employees, agents, insurers, trustees, attorneys, representatives, successors and assigns do hereby fully and forever release, acquit and discharge Buyer and each of its respective parents, subsidiaries, affiliates, divisions, shareholders, officers, directors, employees, agents, insurers, trustees, attorneys, representatives, successors and assigns (the "Buyer Released Parties"), of and from any and all common law and statutory claims, demands, rights, liabilities, suits, set-offs, damages, actions or causes of action, attorney fees, or related costs or expenses incurred by Seller, or any other Seller Released Party, of whatsoever kind and nature, known or unknown, foreseen or unforeseen, matured or unmatured, accrued or unaccrued which are or may be based upon or related in any way to the investigation, assessment, presence or remediation of any Hazardous Materials at any Environmental Escrow Property. This release shall be contained in the special warranty deeds to be delivered at closing or included in a separate document and placed of record against the Environmental Escrow Properties. Notwithstanding the foregoing, this Section 3(e) shall in no manner limit or restrict Buyer's obligations under this Agreement or the Disposition Agreement (subject to the terms and provisions contained herein and therein).

               f. Buyer acknowledges and agrees that Buyer has received and reviewed copies of the settlement agreements with USX Corporation (the "USX Settlement Agreement") and Signode Corporation, a Division of Illinois Tool Works, Inc. (the "Signode Settlement Agreement") relating to the litigation entitled Enterprise Center VII, L.P., Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P. and Kemper/Prime Industrial Partners
v. USX Corporation v. The Prime Group, Inc., Case No. 96C 5283, filed on August 22, 1996, in the United States District Court for the Northern District of Illinois, Eastern Division, and that certain provisions of the Settlement Agreements, including, but not limited to, release provisions, are binding upon and/or benefit Buyer, as a successor in interest to Seller and the Owners of Chicago Enterprise Center.

        4. Administration of Escrowed Funds. Escrow Agent hereby agrees to hold, administer and disburse the Escrowed Funds pursuant to this Agreement in accordance with written instructions given to it as provided herein. Escrow Agent shall invest the Escrow Amount in accordance with written investment instructions from Buyer, with interest on the Escrow Amount reported under the United States Taxpayer Identification Number of Buyer. Escrow Agent shall invest the East Chicago Supplemental Escrow Amount in an interest bearing account at a bank reasonably acceptable to Buyer and Seller, with interest on the East Chicago Supplemental Escrow Amount reported under the United States Taxpayer Identification Number of Seller. All interest on the Escrowed Funds shall be reinvested in the Escrowed Funds on the first day of each quarter until all Escrowed Funds have been fully distributed in accordance with the terms of this Agreement.

        5. Disbursements by Escrow Agent.

               a. Disbursements of the Escrowed Funds shall be pursuant to written Requisitions submitted by Buyer. Each Requisition shall be signed by Buyer and shall state with specificity (i) the amount being requisitioned out of the Escrow, and whether such funds are payable from the Escrow Amount or the East Chicago Supplemental Escrow Amount; (ii) an itemization of the costs and expenses covered by the Requisition, including the names of the governmental agencies, contractors, subcontractors or other vendors or payees for whose fees or charges payment or reimbursement is being requisitioned; and (iii) shall include Buyer's certification that all such Escrowed Funds requisitioned are proper expenditures authorized by this Escrow.

               b. Buyer shall submit the original of each Requisition to the Escrow Agent with a copy to Seller. The Escrow Agent shall have absolutely no duty or obligation to investigate or inquire into the accuracy or completeness of any Requisition, except to confirm to its reasonable satisfaction that the procedures herein have been followed, and the Requisition document itself and the signature of Buyer on the Requisition are genuine. All disbursements shall be made within one (1) business day after the Escrow Agent's receipt of the corresponding Requisition (unless the Escrow Agent is not satisfied that the procedures with respect to such Requisition have been followed). If wire transfers of funds are required for any disbursement, the Escrow Agent's regular charge or fee for such additional service shall be paid out of the Escrow. Seller's inability to object to the disbursement of Escrowed Funds hereunder shall not be deemed a waiver of any rights it may have against the Buyer under this Escrow Agreement.

               c. Upon completion of the remediation of the Environmental Escrow Properties and receipt of the final NFR Letters for Chicago Enterprise Center and final Certificates of Completion and Covenants Not to Sue for the Hammond Site and the East Chicago Site, Buyer shall promptly provide written notice (the "Closure Notice") to Seller and Escrow Agent, together with copies of the NFR Letters, Certificates of Completion and Covenants Not to Sue. Upon receipt of the Closure Notice, the Escrow Agent is hereby directed to immediately disburse the remainder, if any, of the Escrow Amount to Buyer and the remainder, if any, of the East Chicago Supplemental Escrow Amount to Seller.

               d. Escrow Agent is released from all liability for disbursing the Escrowed Funds to Buyer under this clause.

        6. Escrow Agent. In the absence of bad faith on its part, Escrow Agent may conclusively rely on a notice of instruction that is furnished to Escrow Agent that conforms to the requirements of this Agreement. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses except for willful default or breach of trust, and it shall accordingly not incur any such liability with respect to any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, contained therein, but which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement. In the event any party disputes a proposed disbursal by Escrow Agent and Escrow Agent is unable to resolve the dispute, Escrow Agent may tender the Escrowed Funds into a court Escrow Agent deems to be of competent jurisdiction which shall discharge Escrow Agent of all further duties and liabilities hereunder or under this Agreement. Seller and Buyer hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, and counsel fees and disbursements which may be imposed upon Escrow Agent or incurred by Escrow Agent hereunder and attributable to the acts of such party, except those arising from willful default or breach of trust by Escrow Agent or the performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof. Seller and Buyer have no obligation to indemnify Escrow Agent for the acts of any other party. The total fees charged by Escrow Agent hereunder shall be paid from the Escrow Amount. Such fees shall not exceed the investment fee normally charged by Escrowee for invested client funds.

        7. Term of Agreement. The term of this Agreement shall commence on the date hereof and expire on the first to occur of (i) Seller's receipt of a Closure Notice together with copies of all NFR Letters, Certificates of Completion and Covenants Not to Sue required to be delivered in connection therewith, or (ii) the written agreement of the parties hereto.

        8. Notices. Any notices pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee, in each case addressed as follows:

        If intended for Seller:             c/o Prime Group Realty Trust
                                            77 West Wacker Drive
                                            Suite 3900
                                            Chicago, Illinois  60601
                                            Attention:  Mr. Jeffrey A. Patterson

        with a copy to:                     c/o Prime Group Realty Trust
                                            77 West Wacker Drive
                                            Suite 3900
                                            Chicago, Illinois  60601
                                            Attention:  James F. Hoffman, Esq.

        If intended for Purchaser:          CenterPoint Properties Trust
                                            1808 Swift Drive
                                            Oak Brook, Illinois  60523
                                            Attention:  Mr. Michael M. Mullen

        with a copy to:                     Weinberg Richmond LLP
                                            333 West Wacker Drive
                                            Suite 1800
                                            Chicago, Illinois  60606
                                            Attention:  Mark S. Richmond, Esq.

        If intended for Escrow Agent:       Chicago Title and Trust Company
                                            171 North Clark Street
                                            Chicago, Illinois  60601
                                            Attention:  Ms. Nancy Castro

or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Any party, by written notice to the others in the manner herein provided, may designate (A) an address different from that set forth in this Agreement and (B) an additional address (for example, without limitation) of a mortgagee.

        9. Counterparts/Facsimile Execution. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but together shall constitute one and the same instrument. This Agreement may be executed by facsimile and each party shall have the right to rely upon a facsimile counterpart signed by any other party to the same extent as if such party had received an original counterpart from the party signing such facsimile counterpart.

        10. Assignment. Buyer may assign the rights, duties and obligations contained in this Agreement, in whole or in part, to any subsequent owner of any of the Environmental Escrow Properties, provided that Buyer shall in no event be released from any of its obligations or liabilities hereunder as a result of any such assignment.

        11. Miscellaneous. This Agreement shall be construed, enforced and interpreted in accordance with the laws of the State of Illinois. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns. This Agreement may not be amended or modified except by a written instrument executed by all of the parties hereto. In the event that Buyer or Seller is required to enforce the provisions of this Agreement, such party, if it prevails, shall be entitled to receive from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees incurred. Time is of the essence of this Agreement. If any time period by which any right, option or election provided in this Agreement must be exercised, or by which any act must be performed, expires on a Saturday, Sunday or legal holiday, then such time period shall be extended through the close of business on the next business day (which, for purposes hereof, shall be any day which is not a Saturday, Sunday or legal holiday.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first written above.


BUYER:                                            SELLER:


CENTERPOINT PROPERTIES TRUST,                     PRIME GROUP REALTY TRUST,
a Maryland real estate investment trust           a Delaware limited partnership



By:    /s/ Paul T. Ahern                         By:  /s/ Jeffrey A. Patterson
       -------------------------------------          --------------------------
Name:  Paul T. Ahern                           Name:  Jeffrey A. Patterson
Title: Chief Investment Officer               Title:  President &
                                                        Chief Executive Officer



By:    /s/ Michael A. Tortorici
       -------------------------------------
Name:  Michael A. Tortorici
Title: Vice President Controller


ESCROW AGENT:

CHICAGO TITLE AND TRUST COMPANY

By:     /s/ Nancy R. Castro
        --------------------------------------
Name:   Nancy R. Castro
        --------------------------------------
Title:  Senior Vice President
        --------------------------------------